Exhibit 10.1

EMBRAER 170

PURCHASE AGREEMENT DCT-021/03

between

EMBRAER - EMPRESA BRASILEIRA

DE AERONÁUTICA S.A.

and

US AIRWAYS GROUP, INC.

[***] Represents material which has been redacted and filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

INDEX

ARTICLE                                                                           PAGE

1. DEFINITIONS                                                                                   4

2. SUBJECT                                                                                         8

3. PRICE                                                                                               8

4. PAYMENT                                                                                        9

5. DELIVERY                                                                                     10

6. CERTIFICATION                                                                           11

7. ACCEPTANCE AND TRANSFER OF OWNERSHIP             11

8. STORAGE CHARGE                                                                   14

9. DELAYS IN DELIVERY                                                                14

10. INSPECTION AND QUALITY CONTROL                                  16

11. CHANGES                                                                                    17

12. WARRANTY                                                                                  19

13. PRODUCT SUPPORT PACKAGE                                            19

14. ASSIGNMENT                                                                              19

15. RESTRICTIONS AND PATENT INDEMNITY                            20

16. MARKETING PROMOTIONAL RIGHTS                                    21

17. TAXES                                                                                           21

18. APPLICABLE LAW                                                                     22

19. JURISDICTION                                                                             22

20. TERMINATION                                                                             22

21. PURCHASE OF OPTION/RECONFIRMABLE AIRCRAFT   23

22. INDEMNITY                                                                                  25

23. NOTICES                                                                                     26

24. CONFIDENTIALITY                                                                     27

25. SEVERABILITY                                                                           27

26. NON-WAIVER                                                                             27

27. INTEGRATED AGREEMENT                                                   28

28. NEGOTIATED AGREEMENT                                                   28

29. COUNTERPARTS                                                                      28

30. ENTIRE AGREEMENT                                                              28

ATTACHMENTS

"A-1" EMB-145 AIRCRAFT SPECIFIC CONFIGURATION, FINISHING AND REGISTRATION MARKS

"A-2" EMBRAER 170 AIRCRAFT SPECIFIC CONFIGURATION, FINISHING AND REGISTRATION MARKS

"B" FERRY EQUIPMENT AND PRODUCT SUPPORT PACKAGE

"C" WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP

"D-1" EMB-145 AIRCRAFT PRICE ESCALATION FORMULA

"D-2" EMBRAER 170 AIRCRAFT PRICE ESCALATION FORMULA

"E" AIRCRAFT DELIVERY SCHEDULES

PURCHASE AGREEMENT DCT - 021/03

THIS AGREEMENT IS ENTERED INTO THIS 9th DAY OF MAY, 2003, BY AND BETWEEN EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A. AND US AIRWAYS GROUP, INC., FOR THE PURCHASE AND SALE OF EMBRAER AIRCRAFT.

THE SALE COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS HEREIN SET FORTH, AS WELL AS BY THE PROVISIONS SET FORTH IN THE ATTACHMENTS HERETO.

THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS SIGNED BY AN AUTHORIZED OFFICER OF US AIRWAYS GROUP, INC. AND EXECUTED BY TWO AUTHORIZED OFFICERS OF EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.

  DEFINITIONS

  For the purpose of this Agreement, the following definitions are hereby adopted by the Parties and, unless otherwise expressly provided, the singular includes the plural, the masculine includes the feminine and neutral genders:
1.1 "Actual Delivery Date"	shall mean, with respect to each Aircraft, the date on which Buyer obtains title to that Aircraft in accordance with Article 7 hereof.
1.2 "AD's"	shall mean Airworthiness Directives issued by either the CTA or the Air Authority, in connection with and with respect to any Aircraft.
1.3 "Agreement" or "Purchase Agreement"	shall mean this purchase agreement, as amended, restated supplemented or otherwise modified in accordance with Article 30 and includes all attachments and schedules hereto.
1.4 "Air Authority"	shall mean the Federal Aviation Administration ("FAA") in the United States or such other office of the United States that shall succeed to its functions.
1.5 "Aircraft Basic Price"	shall mean the unit Aircraft price, as defined in Article 3.1.
Page 4 of 29

1.6 "Aircraft Purchase Price"

  shall mean the Aircraft price, effective on the relevant Aircraft Contractual Delivery Month, resulting from the application of the relevant Escalation Formula to the Aircraft Basic Price as set forth in Article 3.3.

1.7 "Aircraft"

  shall mean each of the EMB-145 Aircraft and EMBRAER 170 Aircraft and, where there is more than one of such Aircraft, each of them. Aircraft shall include Firm Aircraft, Option Aircraft and Reconfirmable Aircraft unless the context requires otherwise.

1.8 "ATSB"	shall mean the Air Transportation Stabilization Board of the United States or any successor Board or agency established under the laws of the United States.
1.9 "ATSB Lenders"	shall mean the lenders pursuant to that certain Loan Agreement dated March 31, 2003 among US Airways, Inc., Buyer , its other subsidiaries and the lenders party thereto.
1.10 "Business Day(s)"	shall mean a day on which banks are open for business in São José dos Campos, São Paulo, Rio de Janeiro, New York, New York, USA, and Pittsburgh, Pennsylvania, USA.
1.11 "Buyer"

  shall mean US Airways Group, Inc., a company with its principal place of business at 2345 Crystal Drive, Arlington, Virginia, United States of America or any assignee that is assigned the right to purchase an Aircraft prior to its delivery in accordance with Article 14 hereof.

1.12 "Contractual Delivery Month"	shall mean the delivery month referred to in Attachment E to this Agreement.
1.13 "CTA"	shall mean the Aerospace Technical Center of the Brazilian Ministry of Aeronautics, or such other office of Brazil that shall succeed to its functions.
1.14 "Day(s)"	shall mean natural calendar day(s).
Page 5 of 29

1.15 "EMB-145 Aircraft"

  shall mean each of the EMB-145 LR model aircraft manufactured by Embraer according to the *** (which, although not attached hereto, is incorporated herein by reference) and the Aircraft Specific Configuration, Finishing and Registration Marks described in Attachment "A-1", for sale to Buyer pursuant to this Agreement, equipped with two AE3007A1/P model engines manufactured by Rolls-Royce Corporation (or, where there is more than one of such aircraft, each of such aircraft).

1.16 "EMBRAER 170 Aircraft"

  shall mean each of the ERJ 170 LR model aircraft manufactured by Embraer according to the *** and the Aircraft Specific Configuration, Finishing and Registration Marks described in Attachment "A-2", for sale to Buyer pursuant to this Agreement, equipped with two GE CF34-8E5 model engines manufactured by General Electric Company (or, where there is more than one of such aircraft, each of such aircraft).

1.17 "Embraer"

  shall mean Embraer - Empresa Brasileira de Aeronáutica S.A., a Brazilian corporation with its principal place of business at Av. Brigadeiro Faria Lima, 2170 - Putim, São José dos Campos, São Paulo, Brazil.

1.18 "Escalation Formula"	shall mean the escalation formula contained in Attachment "D-1" hereto for the EMB-145 Aircraft and Attachment "D-2" for the EMBRAER 170 Aircraft.
1.19 "FAR"	shall mean the Federal Aviation Regulations of the Air Authority.
1.20 "Firm Aircraft"	shall be the EMBRAER 170 Aircraft that Buyer shall have the obligation to purchase as per the terms of Article 2.1 hereof.
1.21 "Initial Deposit"	shall mean the initial *** deposit referred to in Article 4.1.1 hereof.
Page 6 of 29

1.22 "LIBOR"

  shall mean the offered rate for deposits in US dollars, which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the day that is two (2) Business Days before the first day of a period, as applied on a pro rata basis based on a year of 360 days.

1.23 "Major Changes"	shall mean the changes to the design of the Aircraft, as defined in Article 11.2.2 hereof.
1.24 "Mandatory Service Bulletins"	shall mean service bulletins applicable to the Aircraft that are issued by Embraer to implement the AD's referred to under Article 11.4 herein.
1.25 "Minor Changes"	shall mean the changes to the design of the Aircraft defined as per the terms and conditions of Article 11.2.1 hereof.
1.26 "Option Aircraft Basic Price"	shall mean the unit price of the Option Aircraft, as per the terms and conditions of Article 21.3 hereof.
1.27 "Option Aircraft Contractual Delivery Month"	shall mean the delivery schedule of the Option Aircraft referred to in Attachment E to this Agreement.
1.28 "Option Aircraft Initial Deposit"	shall mean the initial deposit referred to under Article 21.7.
1.29 "Reconfirmable Aircraft Initial Deposit"	shall mean the initial deposit referred to under Article 21.7 of this Agreement.
1.30 "Option Aircraft Purchase Price"	shall mean the escalated price of the Option Aircraft, as per the terms and conditions of Article 21.4 hereunder.
1.31 "Option Aircraft"	shall be the EMB-145 Aircraft that Buyer shall have the option to purchase as per the terms of Article 21 hereof.
1.32 "Parties"	shall mean Embraer and Buyer.
1.33 "Product Support Package"	shall mean the products and Services to be provided by Embraer as per Article 13 herein.
1.34 "Reconfirmable Aircraft"	shall be the additional EMBRAER 170 Aircraft that Buyer shall have the right to purchase as per the terms of Article 21 hereof.
Page 7 of 29

1.35 "Reconfirmable Aircraft Basic Price"	shall mean the unit price of the Reconfirmable Aircraft as per the terms and conditions of Article 21.2 hereof.
1.36 "Reconfirmable Aircraft Purchase Price"	shall mean the escalated price of the Reconfirmable Aircraft as per the terms and conditions of Article 21.4.
1.37 "Scheduled Delivery Date"	shall have the meaning provided in Section 7.1.
1.38 "Scheduled Inspection Date"	shall have the meaning provided in Section 7.1.
1.39 "Services"	shall mean the familiarization and on-site support for the Aircraft, part of the Product Support Package, as specified in Attachment "B".
1.40 "Technical Publications"	shall mean the technical documentation pertaining and related to the Aircraft as listed in Exhibit 1 to Attachment "B".
1.41 "USD" or "US$"	shall mean the legal currency of the United States of America.
1.42 "Working Day(s)"	shall mean a day, other than Saturday, Sunday or holiday, on which Embraer in São José dos Campos, SP, Brazil is open for business.

  SUBJECT

  Subject to the terms and conditions of this Agreement including but not limited to Attachment E hereto:

  2.1  Embraer shall sell and deliver and Buyer shall purchase and take delivery of eighty five (85) EMBRAER 170 Aircraft;

  2.2  Embraer shall provide to Buyer the Services and the Technical Publications;

  2.3  Buyer shall have the option to purchase up to one hundred and forty (140) EMB-145 Option Aircraft, in accordance with Article 21 hereof; and

  2.4  Buyer shall have the option to purchase up to fifty (50) additional EMBRAER 170 Reconfirmable Aircraft, in accordance with Article 21 hereof.

  PRICE

  3.1  Buyer agrees to pay Embraer, in United States dollars, the following unit Aircraft Basic Price in *** economic condition:

EMBRAER 170 Aircraft	***

  3.2  The Services and Technical Publications are to be *** to Buyer. Additional technical publications as well as other services shall be billed to Buyer in accordance with Embraer's rates prevailing at the time Buyer places a purchase order for such additional technical publications or other services.

  3.3  The Aircraft Basic Price shall be escalated according to the Escalation Formula. Such price as escalated shall be the Aircraft Purchase Price and it will be provided to Buyer *** prior to the first day of each Aircraft Contractual Delivery Month.

  PAYMENT

  4.1  The prices specified in the previous Article shall be paid by Buyer by wire transfer in immediately available United States dollars funds, to a bank account to be timely informed by Embraer to Buyer, as follows:

  4.1.1  ***

  4.1.2  ***

  4.1.3  ***

  4.1.4  Intentionally left in blank.

  4.1.5  ***

  4.2  Late Payments:

  Interest will accrue at the rate of *** percent *** per month or pro rated on any part thereof on any amount not paid to Embraer as set forth in Articles 4.1.1 through 4.1.4, of this Article from the date *** after the date on which such payments should have been made as therein set forth, until the actual receipt by Embraer of such amounts. For the payments referred to under Article 4.1.5 hereof, interest shall be calculated as per Article 7.8 hereunder. Without prejudice to Embraer's rights set forth in Article 4.3 below, interest accrued will be invoiced by Embraer on a monthly basis, beginning one month after date on which payments should have been made, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

  4.3  Termination for failure to make payments:

  Without prejudice to the payment of interest on late payments set forth above, should Buyer fail to make any payment on or before the due date, Embraer shall have the right, at its sole discretion, to either (i) postpone, at its sole criteria, the relevant Aircraft Contractual Delivery Month; or (ii) terminate this Agreement in relation to the affected Aircraft in accordance with Article 20.3 hereinafter, if such failure shall not have been cured within *** after the date on which Embraer has issued a written notice to Buyer of such failure.

  4.4  Net payments:

  4.4.1  All payments to be made by Buyer under this Agreement shall be made without set-off or withholding whatsoever. If Buyer is obliged by law to make any deduction or withholding from any such payment, the amount due from Buyer in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Embraer receives a net amount equal to the amount Embraer would have received had no such deduction or withholding been required to be made.

  4.5  Payment Date

  Unless otherwise agreed by the Parties in writing, payment of the amounts referred in Articles 4.1.2, 4.1.3, and 4.1.4 shall be made by Buyer on or before the last Business Day prior to the *** of the month in which each of such payments is due.

  DELIVERY

  Subject to payment in accordance with Article 4 hereof and the provisions of Articles 7 and 9 hereof, the Aircraft shall be offered by Embraer to Buyer, by means of a written notice, for inspection, acceptance and subsequent delivery in ***

  *** according to schedules provided on Attachment E hereto.

  CERTIFICATION

  6.1  The EMB-145 Aircraft is type certified according to FAR 25 amendments 25-1 through 25-84. The EMBRAER 170 Aircraft will be type certified according to FAR 25 amendments 25-1 through 25-98 on or before the first EMBRAER 170 Aircraft Scheduled Delivery Date. On the Scheduled Delivery Date, Embraer will provide evidence reasonably acceptable to Buyer that each Aircraft is in compliance with these requirements, as well as the operational requirements of the Part 121 (Subparts J and K) of the FARs, except for the items that are under Buyer/operator's regulatory responsibility pursuant to the FARs and are not otherwise required to be provided by Embraer under this Agreement.

  6.2  ***

  6.3  ***

  ACCEPTANCE AND TRANSFER OF OWNERSHIP

  7.1  Unless Buyer is notified otherwise and subject to this Agreement, the Aircraft shall be delivered in accordance with the provisions and schedules specified in Article 5 herein. Embraer shall give Buyer advance notice of the delivery of each Aircraft as follows: ***

  ***

  7.2  On the Scheduled Inspection Date, Buyer shall promptly start inspecting the relevant Aircraft and ***. Buyer shall be allowed a reasonable period of time but in no event greater than *** inspect and conduct an acceptance flight of each Aircraft prior to its delivery. The fuel and insurance for the Aircraft's acceptance flight(s) and ground inspections will be provided by Embraer in accordance with Embraer insurance policy.

  7.3  If Buyer finds an Aircraft acceptable it shall execute a certificate of acceptance of the Aircraft and shall promptly make the due payments, if any, according to Article 4 hereof and accept delivery of such Aircraft, whereupon the necessary title and risk transfer documents shall be executed in order to effect title transfer. ***

  7.4  Buyer may decline to accept an Aircraft which does not materially comply with the specification set forth in the relevant Attachment "A" or is not in an airworthy condition. For the purposes of this Article 7, an Aircraft shall be deemed not to be materially compliant when one or more of the Aircraft characteristics identified in Article 11.2.1 (i) through *** are adversely affected by such non-compliance vis-à-vis the specification set forth in the relevant Attachment A ***.

  7.5  If Buyer declines to accept an Aircraft, Buyer shall immediately give Embraer written notice of all specific reasons for such refusal and Embraer shall have *** Days, commencing on the first Day after receipt of such notice, to take all necessary actions in order to resubmit the Aircraft to Buyer for re-inspection.

  7.6  Buyer shall be allowed *** Days to re-inspect the Aircraft, starting immediately upon receipt of notice from Embraer that all necessary actions were taken. The period required for inspection as well as the one mentioned in item 7.5 above shall not be considered as part of the grace period provided for in item 9.2.1 hereof. In the event Buyer declines to accept an Aircraft after this procedure is *** the Parties shall convene immediately following final refusal to accept the Aircraft in order to negotiate possible solutions. If within *** counted from the date in which Embraer receives notice of such final refusal to accept the Aircraft, Embraer and Buyer fail to reach an agreement, then either Party may terminate this Agreement with respect to the affected Aircraft without liability to either Party, ***

  7.7  Should Buyer fail (other than pursuant to Article 7.4 or 7.6) to perform the acceptance and transfer of title to the Aircraft within the periods provided for and in accordance with this Article 7, Embraer shall be entitled, at its reasonable discretion, to either re-negotiate the terms of this Agreement with Buyer or terminate this Agreement with regard to the affected Aircraft pursuant to Article 20.3. ***

  7.8  Notwithstanding the provisions of Article 7.7 above and in addition to Embraer's rights pursuant to Article 20.3 should Buyer fail (other than pursuant to Article 7.4 or 7.6) to perform the acceptance and transfer of title to the Aircraft within the time period specified in Articles 7.2, 7.3, 7.5 and 7.6 above, as applicable, interest will accrue at the rate of *** per month over the unpaid balance of the relevant Aircraft Purchase Price, prorated from the date on which Buyer should have completed the inspection or re-inspection of the Aircraft, as the case may be, until the date in which transfer of title occurs or until the date Embraer terminates this Agreement pursuant to Article 7.7 above, whichever occurs first. Without prejudice to Embraer's rights set forth in Article 7.7 above, interest accrued will be invoiced by Embraer on a monthly basis, beginning one month after the date on which the Aircraft acceptance or transfer of title should have been performed, and payment thereof shall be made by Buyer in accordance with the instructions contained therein.

  7.9  ***

  ***

  STORAGE CHARGE

  8.1  A storage charge equal to *** per Day shall be charged by Embraer to Buyer commencing on:

  8.1.1  Buyer's failure to be present to perform inspection or re-inspection of an Aircraft, per the date or time period specified in writing by Embraer, according to Articles 5 and/or 7 hereof, as applicable.

  8.1.2  Buyer's acceptance of an Aircraft when Buyer defaults in the fulfillment of any payment due and in taking title to such Aircraft immediately thereafter.

  8.1.3  Buyer's failure to remove an Aircraft from Embraer's facilities within two (2) days after title transfer has occurred.

  8.2  ***

  8.3  In the event that an Aircraft Contractual Delivery Month, Scheduled Inspection Date or Scheduled Delivery Date must be extended by Embraer from that which is designated in Articles 5 and 7 hereof, due to Buyer's failure to perform any action or provide any information contemplated by this Agreement other than the ones specified in the preceding paragraphs, the storage charge shall commence on the *** Day after the Contractual Delivery Month, Scheduled Inspection Date or Scheduled Delivery Date relative to such Aircraft, as applicable.

  8.4  Buyer shall pay the storage charge as set forth in Articles 8.1. or 8.3. hereinbefore, as applicable, in United States dollars, per each month of delay or prorated for part thereof, within *** Business Days after the presentation of each invoice by Embraer.

  DELAYS IN DELIVERY

  9.1  Excusable Delays:

  9.1.1  Embraer shall not be held liable or be found in default for any delays in the delivery of an Aircraft or in the performance of any act to be performed by

  Embraer under this Agreement, resulting from, but not restricted to, the following events or occurrences (hereinafter referred to as "Excusable Delays"): (a) force majeure (including, but not limited to, war or state of war, civil war, insurrection, fire, accident, explosion, flood, act of government, requisition, strike, labor disputes causing cessation or interruption of work, including but not limited to walkouts, sick-outs, protests or slowdowns), (b) any delay resulting from any failure by Buyer to perform any action or provide any information contemplated by this Agreement or (c) delays resulting from any other cause to the extent it is reasonably beyond Embraer's control or does not result from Embraer's fault, misconduct or negligence.

  9.1.2  Within a reasonable period of time (not to exceed ***) after the occurrence of any of the above mentioned events which constitute causes of Excusable Delays in delivery of an Aircraft or in the performance of any act to be performed by Embraer under this Agreement, Embraer shall send a written notice to Buyer including a description of details involved and an estimate of the effects expected upon the timing of the performance of its contractual obligations.

  9.1.3  Any such delays shall extend the time for delivery of an Aircraft by the same number of Days required for the cause of delay to be remedied, subject to the limit indicated in Article 9.1.4. Embraer undertakes to use all commercially reasonable efforts whenever possible to avoid or remove any such cause of delay and to minimize its effect on the Scheduled Delivery Date of an Aircraft. ***

  9.1.4  If the cause of such Excusable Delay is such as to last longer than *** Days or to render the performance of this Agreement impossible, then the Parties shall within *** Days following the last Day of Excusable Delay as provided for herein, re-negotiate the terms of this Agreement accordingly; failing which, either Party shall have the right to terminate this Agreement without liability to either Party, except as provided for in Article 20.2.

  9.2  Non-Excusable Delays:

  9.2.1  If an Aircraft is not *** without an Excusable Delay, Buyer will be entitled to claim from Embraer liquidated damages equal to ***, up to the date that the Aircraft is available for inspection and acceptance by, and subsequent delivery as per Article 7 hereof, it being understood that such liquidated damages will not, in any event, *** per Aircraft and that it will only be due and payable by Embraer to Buyer after Buyer pays to Embraer the total Aircraft Purchase Price.

  9.2.2  Upon the occurrence of any event which constitutes causes of non Excusable Delays in delivery of an Aircraft, Embraer shall send a written notice to Buyer, within a reasonable period of time (not to exceed *** Days), including a description of details involved and an estimate of the effects expected upon the delivery of the Aircraft. ***

  9.2.3  It is agreed between the Parties that if, with respect to a delayed Aircraft, Embraer does not receive a claim for liquidated damages as mentioned in Article 9.2.1 above, from Buyer, within *** after the Actual Delivery Date of such Aircraft, Buyer shall be deemed to have fully waived its right to such liquidated damages.

  9.3  Delay Due to Loss or Structural Damage of the Aircraft:

  Should any Aircraft be destroyed or suffer structural damage before acceptance to the extent that it becomes commercially useless, Buyer may, ***, either take a replacement Aircraft at a later delivery date to be agreed by the Parties, or terminate this Agreement with respect to such Aircraft by notice to Embraer given in accordance with Article 23 hereof, without any liability to either Party. If this Agreement is terminated by either Party with respect to such Aircraft, such termination shall discharge the Parties from all obligations and liabilities of the Parties hereunder with respect to such Aircraft ***

  INSPECTION AND QUALITY CONTROL

  10.1  In order to effect inspection and acceptance of the Aircraft as set forth in Article 7 hereinbefore, Buyer shall send one or more authorized representatives to Embraer's facilities in order to verify that the Aircraft was manufactured in accordance with the procedures specified in this Agreement and according to all applicable quality control standards.

  10.2  Buyer shall communicate to Embraer the names of its authorized representatives, by means of written notice, at least *** Days prior to the Scheduled Inspection Date for each Aircraft.

  10.3  Such representatives, or other representatives indicated by Buyer, shall be authorized and duly empowered to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft pursuant to Article 7 hereof.

  10.4  To facilitate Buyer's inspection and acceptance of the Aircraft in accordance with this Agreement, Embraer shall provide, free of charge, communication facilities (telephone and facsimile) for Buyer's authorized representatives, as well as the necessary tools, measuring devices, test equipment and technical assistance as may be necessary to perform acceptance tests.

  10.5  Buyer's authorized representatives shall observe Embraer's administrative rules and instructions while at Embraer's facilities.

  10.6  Buyer's authorized representative shall be allowed exclusively in those areas related to the subject matter hereof and Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect to such representatives, for whom Buyer is solely and fully responsible under all circumstances and in any ***

  CHANGES

11.1  Each Aircraft will comply with the standards defined in the relevant Attachment "A" hereto and shall incorporate all modifications which are classified as AD's by CTA or the Air Authority as provided in Article 11.4, or those agreed upon by Buyer and Embraer in accordance with this Article.

11.2  The Parties hereby agree that changes can be made by Embraer in the design of the Aircraft, the definition of which and its respective classification shall be in compliance to the Aircraft type specification, as follows:

11.2.1  Minor Changes: ***

                                     (i)  ***
                                     (ii)  ***
                                     (iii)  ***
                                     (iv)  ***
                                     (v)  ***
                                     (vi)  ***
                                     (vii)  ***
                                     (viii)  ***

11.2.2  Major Changes: ***

11.3  ***

11.4  Embraer shall notify Buyer of those Major Changes that are classified as AD's by means of service bulletins approved by the Air Authority and/or CTA, as appropriate. Service bulletins that implement such ADs shall be referred to as Mandatory Service Bulletins. Embraer shall incorporate Mandatory Service Bulletins as follows:

11.4.1  Compliance required before Scheduled Delivery Date: ***

11.4.2  Compliance required after Scheduled Delivery Date: ***

11.5  Major Changes (other than those which are AD's issued per Article 11.4), ***

***

11.6  Any Major Change to the Aircraft, made in accordance with the foregoing paragraphs which affect the provisions of the relevant Attachment "A" hereto, shall be incorporated in said Attachment by means of an amendment.

11.7  Except as far as it relates to AD's issued per Article 11.4 by CTA or the Air Authority and Minor Changes, the Aircraft shall, on the Scheduled Inspection Date, comply with the terms and conditions of Attachment "A" as from time to time amended pursuant to Article 11.6 above. Determination of such compliance shall be made by Buyer pursuant to Article 7.

12.  WARRANTY

The materials and workmanship relative to the Aircraft subject to this Agreement, will be warranted in accordance with the terms and conditions specified in Attachment "C" hereto. ***

13.  PRODUCT SUPPORT PACKAGE

Embraer shall supply to Buyer the Product Support Package described in Article 2 of Attachment "B" hereto, which includes Embraer's spare parts policy, the Technical Publications and the Services.

14.  ASSIGNMENT

14.1  ***

14.2  ***

    ***

14.3  ***

14.4  ***

14.5  ***

14.6  ***

15.  RESTRICTIONS AND PATENT INDEMNITY

This sale does not include the transfer of designs, copyrights, patents, and other similar rights to Buyer. Subject to Buyer's duty to immediately advise Embraer of any alleged copyright or patent infringement, Embraer shall indemnify and hold Buyer harmless with respect to any claims made against Buyer if the Aircraft infringes copyright, patents or the proprietary rights of others.

16.  MARKETING PROMOTIONAL RIGHTS

Embraer shall have the right to show for marketing purposes, free of any charge, the image of Buyer's Aircraft, painted with Buyer's colors and emblems, affixed in photographs, drawings, films, slides, audiovisual works, models or any other medium of expression (pictorial, graphic, and sculptural works), through its standard printed promotional material. ***

17.  TAXES

***

***

***

18.  APPLICABLE LAW

This Agreement and the rights and obligations of the Parties hereunder, shall in all respects be governed by, and construed and interpreted in accordance with, the laws of the State of New York (excluding conflicts of law principles), and including all matters of construction, validity and performance.

19.  JURISDICTION

All disputes arising in connection with this Agreement shall be finally settled in the courts of the State of New York or the United States District Court for the Southern District of New York, each located in the County of New York, State of New York, United States. The Parties hereby waive any other court of jurisdiction that may be competent for settlement of disputes arising from this Agreement.

20.  TERMINATION

20.1  Should either Party fail to comply partially or completely with its obligations hereunder, the other Party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than *** Business Days. Should such failure not be remedied within the period so specified, then the Party who gave notice of such failure shall be entitled to terminate this Agreement (for avoidance of doubt such termination shall not apply to any existing applicable warranties for Aircraft delivered prior to such termination). Should termination occur in accordance with the foregoing, the defaulting Party shall pay to the non-defaulting Party, as liquidated damages, ***. The foregoing provision shall not apply in any circumstance where a specific right of termination is made available hereunder or will be made available hereunder upon the expiration of a specific period of time. Notwithstanding anything to the contrary herein, neither Party shall be liable to the other Party in any circumstance hereunder for any consequential or punitive damages which may arise out of, or be connected to, any breach or default under of any term, condition, covenant, warranty, or provision of this Agreement, ***

20.2  Buyer and Embraer shall have the right to terminate this Agreement in respect to the relevant Aircraft, upon the occurrence of any Excusable Delay of ***, unless otherwise agreed in writing by the Parties, and *** after the last day of the Contractual Delivery Month for such Aircraft Scheduled Delivery Date, such rights to be exercisable by written notice from one Party to the other to such effect *** Day as applicable after the last day of the Contractual Delivery Month. Upon receipt of such notice of termination by Buyer or Embraer, as the case may be, Embraer shall ***, it being hereby agreed by the Parties that, in this case, no other indemnity shall be due by Embraer to Buyer. ***

20.3  If Buyer terminates this Agreement before an Aircraft Actual Delivery Date (except when such termination is ***) or, if Embraer terminates this Agreement in relation to an Aircraft, pursuant to Articles 4.3 or 7.7 hereof, ***

20.4  If Buyer terminates this Agreement in respect to an Aircraft pursuant to Article 7.6 hereof, Embraer, upon Buyer's request, shall ***

21.  PURCHASE OF OPTION/RECONFIRMABLE AIRCRAFT

Buyer shall have the option to purchase up to one hundred and forty (140) Option EMB-145 Aircraft and up to fifty (50) Reconfirmable EMBRAER 170 Aircraft, to be delivered according to schedules provided on Attachment E hereto.

The Option Aircraft and Reconfirmable Aircraft will be supplied in accordance with the following terms and conditions:

21.1  Intentionally deleted.

21.2  The unit basic price of the Reconfirmable Aircraft shall be equal to the unit EMBRAER 170 Aircraft Basic Price, provided that such Reconfirmable Aircraft be delivered in accordance with Attachment E hereto and in the same configuration, specification and installations specified in the relevant Attachment "A-2" hereto, as it is written on the date of signature of this Agreement, ("Reconfirmable Aircraft Basic Price").

21.3  The unit Aircraft Basic Price in ***, provided that such Option EMB-145 Aircraft be delivered in accordance with Attachment E hereto mentioned and in the same configuration, specification and installations specified in the relevant Attachment "A-1" hereto, as it is written on the date of signature of this Agreement, determining the Option EMB-145 Aircraft Basic Price.

21.4  The unit basic price of each relevant Option Aircraft and Reconfirmable Aircraft above mentioned shall be escalated according to the Escalation Formula subject of the relevant Attachment "D-1" or "D-2" hereto, determining the Option Aircraft and Reconfirmable Aircraft Purchase Price.

21.5  The payment of the Option Aircraft and Reconfirmable Aircraft Purchase Price shall be made according to the following:

21.5.1  Intentionally deleted.

21.5.2  ***

21.5.3  ***

21.5.4  Intentionally left in blank.

21.5.5  ***

21.5.6  The provisions of Article 4.3 through 4.5 shall apply mutatis-mutandis, to the payments to be made by Buyer towards the Option Aircraft and Reconfirmable Aircraft.

21.6  The option to purchase the Option Aircraft and Reconfirmable Aircraft shall be exercised on a *** no later than *** months prior to the ***. Exercise of the option to purchase the Option or Reconfirmable Aircraft shall be accomplished by means of a written notice from Buyer delivered to Embraer by mail, express delivery or facsimile, return receipt requested. In addition, ***

21.7  If the Option Aircraft or Reconfirmable Aircraft are confirmed by Buyer as specified above, (a) Buyer shall, as relevant, make the initial deposit in an amount of *** of the unit Option Aircraft Basic Price per each Option Aircraft (the "Option Aircraft Initial Deposit") or make the initial deposit in an amount of *** of the unit Reconfirmable Aircraft Basic Price per each Reconfirmable Aircraft ("Reconfirmable Aircraft Initial Deposit") which deposits shall be applied toward the price of the relevant Option Aircraft or Reconfirmable Aircraft, (b) an amendment to this Agreement shall be executed by and between the Parties within *** following the Option Aircraft and Reconfirmable Aircraft option exercise date, setting forth the terms and conditions applicable to, if any, exclusively to the Option Aircraft and Reconfirmable Aircraft.

21.8  The product support package to be applied to the Option Aircraft and Reconfirmable Aircraft is described in Article 2 of Attachment "B".

22.  INDEMNITY

22.1  Buyer agrees to indemnify and hold harmless Embraer and Embraer's officers, agents, employees and assignees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from Embraer and/or Embraer's officers, agents, employees and assignees by reason of loss or damage to property (other than property of Embraer or any of its officers, agents, employees or assignees) or by reason of injury or death of any person (other any officers, agents, employees or assignees of Embraer) resulting from or in any way connected with the performance of services by employees, representatives or agents of Embraer for or on behalf of Buyer related to Aircraft delivered by Embraer to Buyer, including, but not limited to, technical operations, maintenance, and training services and assistance performed while on the premises of Embraer or Buyer, while in flight on Aircraft or while performing any other service, at any place, in conjunction with the Aircraft operations of Buyer or its affiliates; provided that this obligation to indemnify and hold harmless Embraer and Embraer's officers, agents, employees and assignees shall not apply to the extent of any willful misconduct or gross negligence of Embraer and Embraer's officers, agents, employees and assignees.

22.2  Embraer agrees to indemnify and hold harmless Buyer and Buyer's officers, agents, employees and assignees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from Buyer and/or Buyer's officers, agents, employees and assignees by reason of loss or damage to property of Embraer or any of its officers, agents, employees or assignees or by reason of injury or death of any officers, agents, employees or assignees of Embraer resulting from or in any way connected with the performance of services by employees, representatives or agents of Embraer for or on behalf of Buyer related to Aircraft delivered by Embraer to Buyer, including, but not limited to, technical operations, maintenance, and training services and assistance performed while on the premises of Embraer or Buyer, while in flight on Aircraft or while performing any other service, at any place, in conjunction with the Aircraft operations of Buyer or its affiliates, provided that this obligation to indemnify and hold harmless Buyer and Buyer's officers, agents, employees and assignees shall not apply to the extent of any willful misconduct or gross negligence of Buyer and Buyer's officers, agents, employees and assignees.

23.  NOTICES

All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail, telex or facsimile, to the attention of the Director of Contracts as to Embraer and of the Vice President of Fleet Planning as to Buyer, to the addresses indicated below or to such other address as either Party may, by written notice, designate to the other.

23.1  EMBRAER:

    EMBRAER - Empresa Brasileira de Aeronáutica S.A.
    Av. Brigadeiro Faria Lima, 2170
    12.227-901 São José dos Campos - SP - Brazil
    Telephone: (+55-12) 3927-1410
    Facsimile: (+55-12) 3927-1257

23.2  BUYER:

                US Airways Group, Inc.
                2345 Crystal Drive - Arlington, VA 22227 - USA

                Telephone: (703) 872-6044
                Facsimile: (703) 872-7515

24.  CONFIDENTIALITY

Buyer does not have the right to disclose the terms of this Agreement, and Buyer agrees not to disclose any portion of this Agreement or its Attachments, amendments or any other supplement, to any third party without Embraer's written consent, except as required by law. Without limiting the foregoing, in the event Buyer is legally required to disclose the terms of this Agreement, the Parties agree to exert their reasonable best efforts to request confidential treatment of the clauses and conditions of this Agreement relevantly designated by either Party as confidential. Without limiting its obligations pursuant to the preceding sentence, Buyer agrees that if it is required, in the opinion of counsel, to file publicly or otherwise disclose the terms of this Agreement under applicable federal and/or state securities or other laws, it shall promptly (but in no case less than ten (10) Business Days prior to the proposed filing in question) notify Embraer so that Embraer has a reasonable opportunity to contest or limit the scope of such required disclosure, and Buyer shall request, and shall use its best reasonable efforts to obtain, confidential treatment for such sections of this Agreement as Embraer may designate. ***

However, nothing contained herein shall prohibit Buyer from disclosure of this Agreement to the parties to that certain Loan Agreement dated March 31, 2003, among US Airways, Inc., Buyer and its other subsidiaries, ATSB Lenders, Phoenix American Financial Service, Inc., ATSB and their respective financial advisors and legal counsel; provided that notwithstanding anything to the contrary herein or in any other agreement (i) such parties may review the Agreement only if (ii) they have agreed to treat all such information as confidential in accordance with this paragraph, (iii) they conduct their review in the presence of Buyer's personnel and do not copy any of its provisions, and (iv) their review is conducted on a need-to-know basis and for purposes of such loan agreement.

25.  SEVERABILITY

If any provision or part of a provision of this Agreement or any of the Attachments shall be, or be found by any authority or court of competent jurisdiction to be, invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions or parts of such provisions of this Agreement, all of which shall remain in full force and effect.

26.  NON-WAIVER

Except as otherwise specifically provided to the contrary in this Agreement, any Party's refrain from exercising any claim or remedy provided for herein shall not be deemed a waiver of such claim or remedy, and shall not relieve the other Party from the performance of such obligation at any subsequent time or from the performance of any of its other obligations hereunder.

27.  INTEGRATED AGREEMENT

All Attachments referred to in this Agreement and/or attached hereto are, by such reference or attachment, incorporated in this Agreement.

28.  NEGOTIATED AGREEMENT

Buyer and Embraer agree that this Agreement, including all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the Parties, and that the rights, obligations and other mutual agreements of the Parties contained in this Agreement are the result of such complete discussion and negotiation between the Parties.

29.  COUNTERPARTS

This Agreement may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

30.  ENTIRE AGREEMENT

This Agreement constitutes the entire agreement of the Parties with respect to the sale described as its subject and supersedes all previous and connected negotiations, representations and agreements between the Parties. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER - Empresa Brasileira                          US Airways Group, Inc.
de Aeronáutica S.A.

By:   /s/ Frederico Fleury Curado                           By:   /s/ Jeffery A. McDougle
Name: Frederico Fleury Curado                            Name: Jeffery A. McDougle
Title: Executive Vice President Civil Aircraft        Title: Vice President - Finance and Treasurer

By:   /s/ Flavio Rimoli
Name: Flavio Rimoli
Title: Senior Vice President Airline Market

Date:  May 9, 2003                                          Date: May 9, 2003
Place:  San Jose dos Campos, S.P.             Place: Arlington, VA

Witnesses:

Fernando Bueno_____________                 Howard L. Wu __________

Name                                                                 Name

ATTACHMENT "A-1"
EMB 145 AIRCRAFT SPECIFIC CONFIGURATION,
FINISHING AND REGISTRATION MARKS

  STANDARD AIRCRAFT

  The EMB 145 Aircraft shall be manufactured according to (i) the standard configuration specified in the ***, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

  OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

2.1 ***
a.   ***
b.   ***
c.   ***
d.   ***
e.   ***
f.    ***
g.   ***
h.   ***
i.    ***
j.    ***
k.   ***

2.2 ***
a.  ***
b.  ***
c.  ***
d.  ***
e.  ***
f.   ***
g.  ***
h.  ***
i.   ***

2.3 ***
a.  ***
b.  ***

2.4 ***
a.  ***
b.  ***
c.  ***
d.  ***
e.  ***

f.   ***
g.  ***
h.  ***
i.   ***
j.   ***
k.  ***
l.   ***
m. ***

***

  FINISHING

The Aircraft will be delivered to Buyers as follows:

3.1.1  EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer's color and paint scheme which shall be supplied to Embraer by Buyer on or before *** months prior to the first day of the relevant Aircraft Contractual Delivery Month.

The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., gray BAC707.

3.2 INTERIOR FINISHING:

Buyer shall inform Embraer on or before *** months prior to the first day of the relevant Aircraft Contractual Delivery Month of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. *** The above mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. ***

3.3 BUYER FURNISHED AND BUYER INSTALLED EQUIPMENT (BFE and BIE):

Buyer may choose to have customized carpets, tapestries, seat covers, curtain fabrics and emergency equipment supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. ***

The Aircraft galleys have provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: ***

  REGISTRATION MARKS AND TRANSPONDER CODE

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks and the transponder code shall be supplied to Embraer by Buyer no later than *** Days before the first day of the relevant Aircraft Contractual Delivery Month.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT "A-1" AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT "A-1" SHALL PREVAIL.

ATTACHMENT "A-2"
EMBRAER 170 AIRCRAFT SPECIFIC CONFIGURATION,
FINISHING AND REGISTRATION MARKS

  STANDARD AIRCRAFT

The EMBRAER 170 Aircraft shall be manufactured according to ***, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2.  OPTIONAL EQUIPMENT:

The Aircraft will also be fitted with the following options selected by Buyer:

2.1 ***
a.  ***                    ***
b.  ***
c.  ***
d.  ***
e.  ***
f.   ***
g.  ***
h.  ***
i.   ***                    ***
j.   ***

2.2 ***
a.  ***               ***
b.  ***               ***
c.  ***               ***
d.  ***              ***
e.  ***
f.   ***
g.  ***
h.  ***
i.   ***
j.   ***
k.  ***
l.   ***
m. ***
n.  ***
o.  ***
p.  ***
q.  ***

2.3 ***

a.  ***
b.  ***

2.4 ***
a.  ***
b.  ***
c.  ***

***

3  FINISHING

The Aircraft will be delivered to Buyers as follows:

3.1 EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer's color and paint scheme which shall be supplied to Embraer by Buyer on or before *** months prior to the first day of the relevant Aircraft Contractual Delivery Month.

The wings and the horizontal stabilizer shall be supplied in the standard colors, i.e., gray BAC707.

3.2 INTERIOR FINISHING:

Buyer has informed Embraer of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain ***

3.3 BUYER FURNISHED AND BUYER INSTALLED EQUIPMENT (BFE and BIE):

Buyer may choose to have customized carpets, tapestries, seat covers, curtain fabrics and emergency equipment supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. ***

The Aircraft galleys have provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: ***

3.4 REGISTRATION MARKS AND TRANSPONDER CODE

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks and the transponder code shall be supplied to Embraer by Buyer no later than *** Days before the first day of the relevant Aircraft Contractual Delivery Month.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT "A-2" AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT "A-2" SHALL PREVAIL.

ATTACHMENT B
FERRY EQUIPMENT AND PRODUCT SUPPORT PACKAGE

  FERRY EQUIPMENT AND ASSISTANCE

1.1  If it is necessary for any ferry equipment to be installed by Embraer for the ferry flight between Brazil and the United States, Embraer will ***, except as set forth below. In this case, Embraer shall immediately upon Buyer's arrival in Ft. Lauderdale, Florida, ***

***

***

1.2  ***:

1.2.1  ***

1.2.2  *** Embraer shall make a representative available on board of the Aircraft during the ferry flight in order to support Buyer's personnel in assisting the flight crew with Air Traffic Control (ATC) communications while over flying Brazilian airspace, and communication with Brazilian custom clearances and Aircraft refueling individuals. Such representative shall remain on board of the Aircraft until the last stop in Brazilian territory. Any other arrangement shall be requested by Buyer no less than thirty (30) Business Days prior to the relevant Aircraft Scheduled Delivery Date and shall be contingent upon the concurrence of Embraer, such concurrence not to be unreasonably withheld.

2.  PRODUCT SUPPORT PACKAGE

2.1 MATERIAL SUPPORT

2.1.1  SPARES POLICY

Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and its accessories, hereinafter referred to as "Spare(s)", for the Aircraft for a period of *** years after production of the last aircraft of the same type. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of the purchase order. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.

2.1.2  RSPL

Upon Buyer's request, Embraer shall present to Buyer a recommended Spare provisioning list (the "RSPL"). The objective of the RSPL is to provide Buyer with a detailed list of Spares that will be necessary to support the initial operation and maintenance of the Aircraft by Buyer. Such recommendation will be based on the experience of Embraer and on the operational parameters established by Buyer.

Embraer will provide a qualified team to attend pre-provisioning conferences as necessary to discuss Buyer requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time.

Buyer may elect to acquire any or all the items contained in the RSPL and Buyer may participate in some or all of the special spare parts support programs available from Embraer.

*** For the items contained in the RSPL that Buyer elects to purchase directly from Embraer (the "IP Spares"), Buyer must place a purchase order with Embraer *** Days prior to the first the first day of the Contractual Delivery Month of the first Aircraft in order to have the IP Spares available in stock by the time of the first Aircraft Scheduled Delivery Date. For purchase orders placed by Buyer out of the schedule set forth above, the IP Spares shall be provided to Buyer in accordance with the quoted lead times. ***

If requested by Buyer, Embraer will update the data of the RSPL incorporating engineering and price changes. Embraer will maintain a master copy of the RSPL for Buyer's EMBRAER 170 Aircraft fleet updated ***

2.1.3  *** IP SPARES

Embraer offers to Buyer a program for the *** and which were recommended in writing by Embraer limited to the quantities, part numbers and serial numbers (if applicable) identified in the relevant invoices. Such program will provide terms no less favorable than the following:

a. *** Program: During the period commencing at ***, Embraer will, upon receipt of a written request and subject to the exceptions and conditions in paragraphs a.1; a.2; a.3 and a.4 of this section, ***

a.1  EXCEPTIONS: Embraer will not *** for IP Spares which were purchased by Buyer in excess of or different from the Spares recommended in writing by Embraer to Buyer by the RSPL as initial provisioning for the Aircraft or for IP Spares which have become obsolete or have been superseded by another part as a result of (i) Buyer's modification of an Aircraft for which the IP Spares were purchased; (ii) Embraer design improvements (except for IP Spares which have become obsolete because of a defect in design); (iii) IP Spares which are shelf-life limited; (iv) damaged IP Spares; or (v) IP Spares that were not properly stored.

a.2  *** VALUES: The *** for each IP Spare to be issued by Embraer will be: ***

***

a.3  DELIVERY OF SURPLUS IP SPARES: IP Spares for which a credit has been requested shall be delivered by *** All returned IP Spares are subject to Embraer's quality control inspection and acceptance. All IP Spares which are rejected by Embraer's quality control and/or are included in the exceptions set forth in paragraph a.1 hereinabove, will be returned to Buyer at Buyer's expense, no *** being due in this case.

a.4  *** Issue: After Embraer's acceptance of those IP Spares suitable for the *** program, under the terms of this Agreement, Embraer will give written notice of the available *** amount to Buyer and provide Buyer all relevant information as to *** utilization.

a.5  ***:

    ***

    ***

    ***

2.1.4  OTHER SPARES SERVICES

***

***

AOG services: Embraer will maintain a call center for the AOG services, twenty-four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through TOLL FREE numbers (phone and fax), e-mail ***. Embraer will also maintain the regular direct lines (phone and fax), in case of failures. The information concerning TOLL FREE, regular lines and e-mail address can be obtained through the Customer Account Manager designated to Buyer by Embraer or through Embraer's Customer Service offices. Embraer will deliver parts under AOG to Buyer's nearest location, provided that the part is available at this location at the moment of the ***.

Routine and/or Critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) ***, depending on where the purchase order was placed with or otherwise agreed between Embraer and Buyer. Routine and/or critical Spares shall be delivered according to their lead times, depending upon the purchase order priority and with the respective authorized release certificate or any similar document issued by a duly authorized person.

2.2  AIRCRAFT TECHNICAL PUBLICATIONS:

2.2.1  AIRCRAFT PUBLICATIONS

For the EMBRAER 170 Aircraft Embraer shall supply, ***, copies of operational and maintenance publications applicable thereto, in the English language and ***

2.2.2. Vendor Items: With respect to vendor items installed in the Aircraft which have their own publications, Buyer will receive them ***, in their original content and printed form, directly from the suppliers, which are also responsible to keep them continuously updated through a direct communication system with Buyer.

2.2.3  The Parties further understand and agree that in the event Buyer elects not to take all or any one of the publications above mentioned, or revisions thereof, ***

2.2.4  ***

***

2.3  SERVICES

Embraer shall provide familiarization programs *** for the Aircraft (the "Services") in accordance with the terms and conditions described below:

2.3.1  Training Programs:

a.  The individual training program specified below is ***. The familiarization programs shall be conducted in accordance with the customer training program and with all applicable regulations and requirements of the FAA, as applicable.

b.  Notwithstanding the use of the term "training" in this paragraph 2.3.1, the intent of this program is solely to provide initial aircraft-specific training to Buyer's pilots, mechanics, employees or representatives, duly qualified per the governing body in the country of Buyer's operation, with the operation and maintenance of the Aircraft. It is not the intent of Embraer to provide basic training ("ab-initio") to any representatives of Buyer.

c.  The training program(s) with respect to the Aircraft, as applicable, shall occur ***. Buyer will use its best efforts to ***

d.  All training programs shall be ***

***

e.  The familiarization program referred to above covers:

e.1  One (1) Pilot Familiarization Program for up to *** pilots per Aircraft including (i) ground familiarization as regards Aircraft systems, weight and balance, performance and normal/emergency procedures and, (ii) flight simulator training initially in a *** simulator in accordance with the US local airworthiness authority's approved Flight Operations Training Program which shall ***

e.2  ***

e.3  One (1) Maintenance Familiarization Course for up to *** qualified mechanics per Aircraft. This course shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III.

e.4  One (1) Flight Attendant Familiarization Course for up to *** of Buyer's representatives per Aircraft. This course shall consist of classroom familiarization, including a general description of Aircraft and systems to be used by flight attendants.

e.5  Instructor Level Familiarization Program for ***

e.6  *** If requested, Embraer through its field support representative referred to in Article 2.3.2 below, may demonstrate the procedures described in the classroom using Buyer's Aircraft while on the ground.

e.7  ***

e.8  ***

d.  Buyer shall be solely responsible for submitting its training programs to the local airworthiness authority for approval.

e.  The presence of Buyer's authorized trainees shall be allowed exclusively in those areas related to the subject matter hereof and Buyer agrees to hold harmless Embraer and Embraer's officers, agents, employees and assignees from and against all and any kind of liabilities in respect of such trainees to the extent permitted by law; provided that this obligation shall not apply to the extent of any willful misconduct or gross negligence of Embraer and Embraer's officers, agents, employees and assignees.

f.  Embraer and Buyer shall schedule a training conference to take place at a mutually agreed to time and place no later than five (5) months prior to the Contractual Delivery Date of the first Firm Aircraft.

Any other service will be subject to a specific agreement to be negotiated by the Parties and will be charged by Embraer accordingly.

2.3.2  *** support:

  Technical Representative: Embraer shall provide a technical support representative (the "Technical Representative") ***

***. The Technical Representatives shall assist and advise Buyer on the Aircraft maintenance during its initial operation and act as liaison between Buyer and Embraer. The Technical Representatives shall ***

  ***

  ***

  ***

b.  Charges For Technical Representative: The Technical Representatives shall ***. The Technical Representatives shall assist and advise Buyer on the Aircraft maintenance during its initial operation and act as liaison between Buyer and Embraer. ***

  ***

  ***

  ***

c.  Account Manager: Embraer shall assign an Account Manager to support Buyer *** The Account Manager will be responsible for coordinating all product support related actions of Embraer to assure a smooth aircraft introduction into service and, thereafter, for concentrating and addressing all issues concerning the operation of the Aircraft by Buyer. The assigned Account Manager shall be ***

d.  Start-up Team: With respect to the Firm Aircraft, Embraer shall provide a start-up team to take place at the initial line operation of the first EMBRAER 170 Aircraft, composed of the following individuals:

  ***

  ***

  ***

  ***

*** The sole purpose of these specialists is to advise and assist with Buyer's start-up operations, making Buyer's pilots and mechanics familiar with the operation and maintenance of the Aircraft. ***

e.  At no charge to Embraer, Buyer shall (a) arrange all necessary work permits and airport security clearances required for Embraer employees, to permit the accomplishment of the services mentioned herein, in due time and (b) obtain all necessary custom clearances both to enter and depart from Buyer's country for Embraer's employees and their personal belongings and professional tools ***

f.  Without a previous written authorization from Embraer, none of the Embraer representatives, *** In case Buyer obtains such previous authorization, Buyer shall include the Embraer representative(s) in Buyer's insurance policy. Embraer reserves the right to halt the services mentioned in this item 2.3.2, should any of the following situations occur at Buyer's base: a) there is a labor dispute or work stoppage in progress; b) war or war like operations, riots or insurrections; c) any conditions which are dangerous to the safety or health of Embraer's employee; or d) the government of Buyer's country refuses permission to Embraer's employee to enter the country.

g.  The Parties further understand and agree that in the event ***

2.4  PRODUCT SUPPORT PACKAGE FOR THE OPTION AND RECONFIRMABLE AIRCRAFT

The product support package for the Option Aircraft and Reconfirmable Aircraft shall be limited to ***.

EXHIBIT "1" TO ATTACHMENT "B"
LIST OF TECHNICAL PUBLICATIONS- EMBRAER 170

***

OPERATIONAL SET                                                                                           ***
1. ***	***
2. ***	***
3. ***	***
4. ***	***
5. ***	***
6. ***	***
7. ***	***
8. ***	***

***                                                                                                                             ***
9. ***	***
10. ***	***
11. ***	***
12. *** 13. ***	***
14. ***	***
15. ***	***
16. ***	***
17. ***	***
18. ***	***
19. ***	***
20. ***	***
21. ***	***
22. ***	***
23. ***	***
24. ***	***
25. ***	***
26. ***	***
27. ***	***
28. ***	***
29. ***	***
30. ***	***
31. ***	***
32. ***

(*) ***

(**) ***

(***) ***

(****) ***

EXHIBIT "2" TO ATTACHMENT "B"
PILOT INSURANCE REQUIREMENTS

1. Buyer shall cause its insurers to name Embraer and its partners, stockholders, executive officers, employees and agents as additional insureds under Buyer's comprehensive airline liability policy, for losses or damages to property of for injury or death of any person, which may arise out of or result from the operation of the Aircraft by Buyer or its employees or agents during flights conducted or seconded by any pilot provided by or through Embraer, based on the AVN 53 - Additional Insured Endorsement.

2.  Prior to any flights, Buyer shall present to Embraer a certificate of insurance evidencing such additional insurance, as a condition precedent. In addition, Buyer hereby waives any claim that it may have, and agrees to cause its insurers, affiliates and financing parties, to waive any rights of subrogation that they may have, against Embraer, its partners, stockholders, executive officers, employees and agents with respect to any damage to or loss of any property or injury or death of any person and to any damage or loss of the Aircraft that occurs during any such flights, including without limitation, damage that would fall under Buyer's Hull All Risks Policy, if such flight were performed by Buyer, including but not limited to war, hijacking and other perils.

3.  The relevant clause for Buyer's Hull and Comprehensive Airline Liability insurance policies is as follows:

1. Hull All Risks Policy, including War, Hi-jacking and Other Perils.

"It is hereby understood and agreed that Insurers agree to waive rights of subrogation against [Seller] with regard to the insured Aircraft, except in case of gross negligence or willful misconduct of the pilots of Seller during the rendering of the [Services]

This endorsement shall not operate to prejudice Insurer's rights of recourse against Seller - Empresa Brasileira de Aeronautica S.A. as manufacturers, repairers, suppliers or servicing agents where such right of recourse would have existed had this endorsement not been effected under this Policy."

2. Comprehensive Airline Liability Policy, based on the AVN53 - Additional Insured Endorsement

"It is hereby understood and agreed that Seller - Empresa Brasileira de Aeronautica S.A. including any business entity owned by or subsidiaries to Seller, and all partners, executive officers, employees and stock holders, is added as Additional Insured only with respect to the operation of the Aircraft by the Named Insured.

This endorsement does not provide coverage for the Additional Insured with respect to claims arising out of their legal liability as manufacturers, repairers, suppliers or servicing agents and shall not operate to prejudice Insurer's right of recourse against the Additional Insured as manufacturers, repairers, suppliers or servicing agents where such right of recourse would have existed had this endorsement not been effected under this Policy.

3. Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage's stated in paragraphs 1 and 2 above, shall not be canceled or modified by the Insurer, without 48 hours advance written notice to Seller to such effect, return receipt requested.

This Endorsement attaches to and forms part of Policy No. ______________, and is effective from the ..... day of ..........., 200_."

ATTACHMENT "C"
WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP

1)  Embraer, subject to the conditions and limitations hereby expressed warrants with respect to the Aircraft that are the subject of the Purchase Agreement to which this will be an Attachment, as follows:

  For a period of *** from the date of delivery to Buyer, the Aircraft will be free from:

  Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by Embraer or by its subcontractors holding an Embraer part number;

  Defects inherent to the design of the Aircraft and its parts designed or manufactured by Embraer or by its subcontractors holding an Embraer part number.

  For a period of *** months from the date of delivery to Buyer, the Aircraft will be free from:

  Defects in operation of vendor (Embraer's supplier) manufactured parts, not including the Engines, Auxiliary Power Unit (APU) and their accessories ("Vendor Parts"), and failures of Vendor Parts due to incorrect installation by Embraer or installation by Embraer not complying with the instructions issued or approved by their respective manufacturers.

  Defects due to non-conformity of Vendor Parts to the technical specification referred to in the Purchase Agreement of the aircraft.

Once the above mentioned periods have expired, Embraer will transfer to Buyer the original Warranty issued by the vendors, if it still exists.

c.  ***

  ***

  ***

2)  Embraer, subject to the conditions and limitations hereby expressed, warrants that:

  All spare parts or ground support equipment, not including Engines, APU and their accessories, which have been manufactured by Embraer holding an Embraer part number, which will permit their particular identification and which have been sold by Embraer or its representatives will, for a period of *** months from the date of the invoice, be free from defects of material, workmanship, manufacturing processes and defects inherent to the design of the above mentioned parts or ground support equipment.

  All spare parts or ground support equipment, which have been designed and manufactured by vendors, not including Engines, APU and their related accessories, and stamped with a serial number or by its subcontractors holding an Embraer part number, which will permit their particular identification and which have been sold by Embraer or its representatives will, for a period of *** months from the date of the invoice, be free from malfunction, defect of material and manufacture.

3)  The obligations of Embraer as expressed in this Warranty are limited to replace or repair defective parts, depending solely upon *** The defective parts shall be returned to Embraer or its representatives within a period of *** Days after the removal of the defective parts, at Buyer's own expense (including but not limited to, freight, insurance, customs duties), adequately packed, provided that such components are actually defective and that the defect has occurred within the periods stipulated in this certificate. Should the defective part not be returned to Embraer within such *** Day period, Embraer may have the right to deny the warranty claim. ***

NOTE: Notification of any defect claimed under this item 3 must be given to Embraer within *** Days after such defect is found.

Freight, insurance, taxes and other costs incurred by Embraer or its representative for the return of the part to Buyer, as well as the associated costs with the re-installation and adjustments are Buyer's responsibility.

Parts supplied to Buyer as replacement for defective parts are warranted for the balance of the warranty period still available from the original warranty of the exchanged parts.

4)  Embraer will accept no warranty claims under any of the circumstances listed below:

  When the Aircraft has been used in an attempt to break records, or subjected to experimental flights, or in any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules, issued or recommended by government authorities of whatever country in which the aircraft is operated, when accepted and recommended by I.C.A.O.;

  When the Aircraft or any of its parts have been altered or modified by Buyer, without prior approval from Embraer or from the manufacturer of the parts through a service bulletin;

  Whenever the Aircraft or any of its parts have been involved in an accident, or when parts either defective or not complying to manufacturer's design or specification have been used;

  Whenever parts have had their identification marks, designation, seal or serial number altered or removed;

  In the event of negligence, misuse or maintenance services done on the aircraft, or any of its parts not in accordance with the respective maintenance manual;

  In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to Embraer or its representatives.

5)  This Warranty does not apply to defects presented by expendable items, whose service life or maintenance cycle is lower than the applicable warranty period ***

6)  ***

7)  THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT OR FAILURE OR ANY OTHER REASON IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT, INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

  ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

  ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

  ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OF EMBRAER, WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

  ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

8)  No representative or employee of Embraer is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation, relative to the matter, in the name of Embraer and therefore any such statements eventually made by, or in the name of Embraer, shall be void and without effect.

ATTACHMENT "D-1"
PRICE ESCALATION FORMULA
EMB 145 Family

All Indices mentioned below are based on the United States publications "Employment and Earnings" and "Producer Price Indexes", published by the Bureau of Labor Statistics of the US Department of Labor (http://stats.bls.gov), that reflect the variations on the prices of labor and commodities on the USA market.

***

For purposes of calculation of the above mentioned formula, all figures shall be rounded up or down to six (6) decimal places, as (xx.xxxxxx) at each step.

In the event that the indices defined above are no longer published or are changed in format, the parties agree to promptly negotiate in good faith the selection of new indices.

ATTACHMENT "D-2"
PRICE ESCALATION FORMULA
EMBRAER 170 Family

All Indices mentioned below are based on the United States publications "Employment and Earnings" and "Producer Price Indexes", published by the Bureau of Labor Statistics of the US Department of Labor (http://stats.bls.gov), that reflect the variations on the prices of labor and commodities on the USA market.

***

For purposes of calculation of the above mentioned formula, all figures shall be rounded up or down to six (6) decimal places, as (xx.xxxxxx) at each step.

In the event that the indices defined above are no longer published or are changed in format, the parties agree to promptly negotiate in good faith the selection of new indices.

ATTACHMENT "E"
AIRCRAFT DELIVERY SCHEDULES

  EMB-145 Option Aircraft Delivery Schedule

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  ***

  EMBRAER 170 Aircraft Deliveries

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***

LETTER AGREEMENT
DCT-022/03

This Letter Agreement DCT-022/03 ("this Agreement" or "the Letter Agreement") dated May __, 2003 is an agreement between US Airways Group, Inc. ("Buyer") with its principal place of business at 2345 Crystal Drive, Arlington, Virginia, USA, and Embraer - Empresa Brasileira de Aeronáutica S.A. ("Embraer"), with its principal place of business at São José dos Campos, São Paulo, Brazil, relating to Purchase Agreement DCT-021/03 (the "Purchase Agreement") for the purchase by Buyer of eighty five (85) Firm EMBRAER 170 Aircraft, up to one hundred forty (140) Option EMB-145 Aircraft and up to fifty (50) Reconfirmable EMBRAER 170 Aircraft

This Agreement constitutes an amendment and modification of the Purchase Agreement and it sets forth additional agreements of the Parties with respect to the matters set forth in the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Agreement and the Purchase Agreement, this Agreement shall govern.

NOW, THEREFORE, for good and valuable consideration, Embraer and Buyer agree as follows:

1.  ***

     ***

1.1  ***

                         ***

a.  ***
b.  ***
c.  ***
d.  ***

     ***
e.  ***
f.   ***
g.  ***

1.2  ***
       ***
a. ***
b. ***
c. ***
d. ***
e. ***

  ***

2.1 ***

            ***

***

A. ***

	***	***	***
***	***	***	***

***

***

B. ***

C.***

2.2 ***

***

A. ***

	***	***	***
***	***	***	***

B. ***

C. ***

***

***

***

***

***

3. ***

3.1 ***

  ***

  ***

  ***

***

***

3.2 ***

3.3 ***

(i) ***

***

***           ***

               ***

               ***

(ii)  ***

***

***          ***

***

***

(iii) ***

***

***           ***

***

***

***

3.4 ***

4. ***

4.1 ***

***

***

4.2 ***

***

4.3 ***

***

(i) ***

(ii) ***

(iii) ***

***

4.4 ***

***

(i) ***

(ii) ***

***

5. ***

***

  Additional Product Support

  Embraer shall provide additional product support to Buyer on the terms and conditions of Schedule "C" to this Agreement.

  Additional Aircraft Performance Guarantees

Embraer shall provide performance guarantees for the Aircraft pursuant to the terms and conditions of Schedule "G" to this Agreement.

8.  ***

***

9.  ***

***

10.  ***

***

11.  ***

***

12.  Simulator Data Package

For EMB-145 Aircraft: If requested by Buyer, Embraer *** an EMB-145 model simulator data package (the "145 Sim Data Package") ***, subject to the Parties entering into a mutually agreeable 145 Sim Data Package license agreement. ***. Subject to the above, it shall be Buyer's responsibility to obtain such qualifications and comply with Buyer's / operator's regulatory responsibilities, at Buyer's sole expense.

It is understood that the 145 Sim Data Package shall be used exclusively by Buyer to build an EMB 145 model simulator, for its training purposes, and the 145 Sim Data Package shall not be sold, transferred, leased or assigned to any other party ***

For EMBRAER 170 Aircraft: If requested by Buyer, Embraer *** to Buyer an EMBRAER 170 model simulator data package (the "170 Sim Data Package") for *** subject to the Parties entering into a mutually agreeable 170 Sim Data Package license agreement ("License Agreement"). ***, subject to the Parties entering into a License Agreement. ***, subject to the Parties entering into a License Agreement. *** Subject to the above, it shall be Buyer's responsibility to obtain such qualifications and comply with Buyer's / operator's regulatory responsibilities, at Buyer's sole expense.

It is understood that the 170 Sim Data Package shall be used exclusively by Buyer to build its own EMBRAER 170 model simulator, for its training purposes, and the 170 Sim Data Package shall not be sold, transferred, leased or assigned to any other party ***

***

13.  ***

***: ***

***: ***

***

***: ***

***

***

***: ***

14.  ***

***: ***

***

14.2 ***: ***

***

***

14.3 ***: ***

***

15.  ***

***

16.  ***

***

17.  ***

***

***

18.  ***

  ***

  ***

19.  ***

***

SCHEDULES:     Schedule "A" -     ***
                                Schedule "B" -     Intentionally deleted
                                Schedule "C" -     Additional Product Support
                                Schedule "D" -     Intentionally deleted

                                Schedule "E" -      ***
                                Schedule "F" -      ***
                                Schedule "G" -     Performance Guarantees
                                Schedule "H" -     ***

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

Embraer - Empresa Brasileira de Aeronáutica S.A.	US Airways Group, Inc.

By:   /s/ Frederico Fleury Curado                       By:   /s/ Jeffery A. McDougle

Name: Frederico Fleury Curado                        Name: Jeffery A. McDougle

Title: Executive Vice President Civil Aircraft    Title: Vice President - Finance and Treasurer

By:   /s/ Flavio Rimoli

Name: Flavio Rimoli

Title: Senior Vice President Airline Market

Witness: Witness:
Fernando Bueno_ ____                       Howard L. Wu________

Name                  Name

Place: San Jose dos Campos, S.P.                  Place: Arlington, VA__________

Date: May 9, 2003 ______ ______                 Date: May 9, 2003 ___________

SCHEDULE "A"
***

***

SCHEDULE "C"
***

***

EXHIBIT "A" TO SCHEDULE "C"
***

***

***

EXHIBIT "B" TO SCHEDULE "C"
***

***

***

EXHIBIT "C" TO SCHEDULE "C"
***

SCHEDULE "E"
***

***

***

***

***

SCHEDULE "F"
***

***

***

***

***

SCHEDULE "G"
PERFORMANCE GUARANTEE

***

SCHEDULE "G"
PERFORMANCE GUARANTEE

***

                                                                         SCHEDULE "G"
                                                               PERFORMANCE GUARANTEE
                                                         EMB 145 LR with RR AE 3007 A1P Engines

 1. PERFORMANCE AND WEIGHT GUARANTEES

Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft is equipped with Embraer furnished Rolls-Royce AE 3007A1P engines, guarantees that each EMB 145 LR Aircraft on the relevant Actual Delivery Date shall comply with the following performance:

    Take-Off

    1.1.1 ***

    The FAA approved take-off field length at a gross weight at the start of the ground roll of ***, on a standard day (ISA), at a sea level pressure altitude, zero wind, no obstacles, dry runway, shall not be more than:

    ***

    ***

    1.1.2 ***

    1.1.3 ***

    1.1.4 ***

    1.1.5 ***

    1.1.6 ***

    1.1.7 ***

    1.1.8 ***

    The EMB 145 Aircraft will meet FAA approved minimum climb gradient for one engine inoperative climb, after takeoff at sea level pressure altitude, at a temperature of *** and with takeoff weight not less than the guarantee value:

    Guarantee: ***

    1.1.9 ***

    ***

    1.2.1 ***

    1.2.2 ***

    Landing

1.3.1 ***

The FAA approved landing field length at the guaranteed maximum landing weight (MLW) of *** maximum landing flap, dry runway, zero wind conditions, at a sea level pressure altitude, on a standard day (ISA) shall not be more than:

Nominal: ***

Guarantee: ***

1.3.2 ***

***

Guarantee: 50 C

1.4 Cruise Specific Air Range

The cruise specific air range at a gross weight of *** in a standard day (ISA), at an altitude of ***, at *** not more than maximum cruise thrust, shall not be less than the guarantee value:

Nominal: ***

Guarantee: ***

1.5 Speed

The level flight speed at a gross weight *** in a standard day (ISA), at an altitude of *** and using not more than maximum cruise thrust, shall not be less than the guarantee value:

Nominal: ***

Guarantee: ***

1.6 ***

1.6.1 ***

1.6.2 ***

1.7 Weight Guarantee

a. The equipped empty weight (E.E.W.), for Customer configuration, is guaranteed to be:

Nominal: ***

Margin: ***

Guarantee: ***

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1.8 ***

***:

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1.9 ***

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Table 1 - ***

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Page 5 of 13

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Table 2 - ***

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Page 6 of 13

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Table 3 - ***

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Table 4 - ***

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Table 5 - ***

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Table 6 - ***

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Page 9 of 13

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2. AIRCRAFT CONFIGURATION

2.1 The Performance and Weight Guarantees stated above in Section 1 are based on the EMB 145 LR Aircraft configuration as defined in the Technical Description number TD 135/140/145 Rev. 1, dated April 2003 plus any specific Buyer configuration options as defined at Attachment "A" to the Purchase Agreement, (hereinafter referred to as the "Detail Specification"). If necessary, appropriate adjustments to the guarantees contained in Section 1 above shall be made for i) changes in such Detail Specification (including but not limited to Buyer requests for changes, Proposal of Major Changes or any other changes mutually agreed upon in writing between the Buyer and Embraer) and ii) the difference between the component weight allowances given in the Detailed Specification and the Actual Weights. Such adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the EMB 145 LR Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the EMB 145 LR Aircraft in order to obtain certification, the guarantees set forth in Section 1 herein shall be appropriately modified to reflect any such change.

2.2 The performance guarantees of Article 1 of this Attachment shall be adjusted by     Embraer for the following in its evidence of compliance with such guarantees:

a. Changes to the Detail Specification including Major Changes or any other         changes mutually agreed upon between the Buyer and Embraer.

b. The difference between the weight allowances of optional

        items listed in the Detail Specification and the actual weights.

3. GUARANTEE CONDITIONS

3.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) unless otherwise specified. Altitudes are pressure altitudes.

3.2 The FAA Regulations referred to in this Attachment are, unless otherwise specified, the Certification Basis regulations specified in the Aircraft Type Certificate Data Sheet.

3.3 The takeoff and landing guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, and with automatic anti-skid operative unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing data is based on the use of automatic spoilers.

3.4 The cruise specific air range, speed and the climb, cruise and descent portions of mission guarantees include allowances for normal electrical power extraction and normal operation of the air conditioning system. Normal power extraction shall be defined as not less than a *** total electrical and hydraulic loads. Normal operation of the air conditioning system shall be defined as operation in the automatic mode, with the temperature control set to maintain a nominal cabin temperature of ***, and all air conditioning systems operating normally. This operation nominally allows a maximum cabin pressure differential of *** , with a nominal EMB 145 Aircraft cabin ventilation rate of *** per min at *** including passenger cabin recirculation (nominal recirculation is ***). The APU is turned off unless otherwise specified.

3.5 The cruise specific air range, speed and the climb, cruise, and descent portions of the mission guarantees are based on an EMB 145 Aircraft center of gravity location of *** of the mean aerodynamic chord.

    3.6    Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of ***     and a fuel density of *** lb per U.S. gallon.

4. PARTIES' OBLIGATIONS

4.1 During each EMB 145 LR Aircraft acceptance to be performed by Buyer in accordance with Article 7 of the Purchase Agreement, Buyer shall check the EMB 145 LR Aircraft performance specified in Section 1 of this Attachment, ***.

4.2 Embraer's obligations in respect to the guarantees stated in Section 1 of this Attachment, are limited to Buyer's right to terminate the *** if it is reasonably verified that such EMB 145 LR Aircraft during the acceptance procedure specified in Article 7 of the Purchase Agreement, cannot comply with the performances guaranteed hereunder after Embraer has had a reasonable opportunity to cure such deficiencies in accordance with Article 7 of the Purchase Agreement.

4.3 If during the above mentioned acceptance procedure, it is conclusively established that the EMB 145 LR Aircraft performance does not comply with the performances specified in Article 1 of this Attachment, ***.

4.4 Upon acceptance of the EMB 145 LR Aircraft by Buyer, all obligations of Embraer regarding the EMB 145 LR Aircraft guarantees contained in this Performance Guarantee shall cease and Embraer shall have no liability to Buyer under the guarantees contained in this Performance Guarantee.

5. GUARANTEE COMPLIANCE

5.1 Compliance with the guarantees of *** shall be based on the conditions specified in these sections, the EMB 145 LR Aircraft configuration contained in Exhibit 3 to this proposal and the guarantee conditions contained in Section 3 above.

5.2 Compliance with the takeoff and landing performance guarantees shall be based on the FAA approved Airplane Flight Manual applicable to the EMB 145 LR Aircraft.

5.3 Compliance with the cruise specific air range, speed, and the climb, cruise and descent portions of the range and mission guarantees shall be established by calculations based on the comparison mentioned in Section 4.1 above.

5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with the performance guarantee.

5.5 Compliance with the Equipped Empty Weight guarantee shall be based on information in the appropriate approved weight and balance manual, or associated document or report.

6. EXCLUSIVE GUARANTEES

6.1 The only performance and weight guarantees applicable to the EMB 145 LR Aircraft are those set forth in this document. The performance and weight guarantees set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

6.2 THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF EMBRAER, AND REMEDIES OF BUYER SET FORTH IN THIS PERFORMANCE AND WEIGHT GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACHIEVED PERFORMANCE.

6.3 The terms and conditions of this performance guarantee do not alter, modify or impair, in any way, the terms and conditions of the Aircraft Warranty Certificate contained in Attachment C of this proposal.

SCHEDULE "G"
    PERFORMANCE GUARANTEE
***

                                                                                 SCHEDULE "G"
                                                                        PERFORMANCE GUARANTEE
                                                            EMBRAER 170LR with GE CF 34-8E5 Engines

Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft is equipped with Embraer furnished General Electric CF34-8E5 engines, guarantees that each EMBRAER 170 LR Aircraft on the relevant Actual Delivery Date shall comply with the following performance:

    Take-off

1.1.1 ***

The FAA approved take-off field length at a gross weight at the start of the ground roll of ***, on a standard day (ISA), at a sea level pressure altitude, zero wind, no obstacles, dry runway, using maximum takeoff thrust, no engine bleed for anti-icing and air conditioning off, shall not be more than:

***

***

1.1.2 ***

***

1.1.3 ***

1.1.4 ***

1.1.5 ***

1.1.6 ***

1.1.7 ***

1.1.8 ***

 1.1.9***

        1.2***

1.2.1 ***

1.2.2 ***

1.3 Landing

1.3.1 ***

1.3.2 ***

1.4 Cruise Specific Air Range

The cruise specific air range at a gross weight of *** in a standard day (ISA), at an altitude of ***, at *** using not more than maximum cruise thrust, shall not be less than the guarantee value:

1.5 Speed

The level flight speed at a gross weight of ***, in a standard day (ISA), at an altitude of *** and using not more than maximum cruise thrust, shall not be less than the guarantee value:

1.6 ***

1.6.1 ***

1.6.2 ***

1.7 Weight Guarantee

a. The equipped empty weight (E.E.W.), for Customer configuration, is guaranteed to be:

***	***
***	***
***
***	***
Page 2 of 11

***	***
***	***
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***	***
***
***	***
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***	***
***	***
***	***
***	***
***	***
***	***
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***
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***
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***	***

1.8 ***

***	***	***
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***
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***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Page 3 of 11

***	***	***
***	***	***
***	***	***

1.9 ***

Table 1 - ***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Table 2 - ***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Table 3 - ***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Page 5 of 11

***	***	***	***
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***	***	***	***
***	***	***	***

Table 4 - ***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Page 6 of 11

***	***	***	***
***	***	***	***
***	***	***	***
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***	***	***	***

Table 5 -

***	***	***	***
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***	***	***	***
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***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Table 6 - ***

***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

2. AIRCRAFT CONFIGURATION

2.1 The Performance and Weight Guarantees stated above in Section 1 are based on the EMBRAER 170 LR Aircraft configuration as defined in the Preliminary Technical Description number PTD 170 Revision 3 - dated September 2002, plus any specific Buyer configuration options as defined at Attachment "A" to the Purchase Agreement, (hereinafter referred to as the "Detail Specification"). If necessary, appropriate adjustments to the guarantees contained in Section 1 above shall be made for i) changes in such Detail Specification (including but not limited to Buyer requests for changes, Proposal of

Major Changes or any other changes mutually agreed upon in writing between the Buyer and Embraer) and ii) the difference between the component weight allowances given in the Detailed Specification and the Actual Weights. Such adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the ERJ 170-100 SL Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the EMBRAER 170 LR Aircraft in order to obtain certification, the guarantees set forth in Section 1 herein shall be appropriately modified to reflect any such change.

2.2 The performance guarantees of Article 1 of this Attachment shall be adjusted by Embraer for the following in its evidence of compliance with such guarantees:

a. Changes to the Detail Specification including Major Changes or any other changes mutually agreed upon between the Buyer and Embraer.

b. The difference between the weight allowances of optional items listed in the Detail Specification and the actual weights.

3. GUARANTEE CONDITIONS

3.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) unless otherwise specified. Altitudes are pressure altitudes.

3.2 The FAA Regulations referred to in this Attachment are, unless otherwise specified, the Certification Basis regulations specified in the Aircraft Type Certificate Data Sheet.

3.3 ***

3.4 ***

3.5 ***

    3.6     Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** per pound and a fuel density of *** lb per U.S. gallon.

4. PARTIES' OBLIGATIONS

4.1 During each EMBRAER 170 LR Aircraft acceptance to be performed by Buyer in accordance with Article 7 of the Purchase Agreement, Buyer shall check the EMBRAER 170 LR Aircraft performance specified in Section 1 of this Attachment, ***.

4.2 Embraer's obligations in respect to the guarantees stated in Section 1 of this Attachment, are limited to Buyer's right to *** if it is reasonably verified that such EMBRAER 170 Aircraft during the acceptance procedure specified in Article 7 of the Purchase Agreement, cannot comply with the performances guaranteed hereunder after Embraer has had a reasonable opportunity to cure such deficiencies in accordance with Article 7 of the Purchase Agreement.

4.3 If during the above mentioned acceptance procedure, it is conclusively established that the EMBRAER 170 LR Aircraft performance does not comply with the performances specified in Article 1 of this Attachment, ***.

4.4 Upon acceptance of the EMBRAER 170 LR Aircraft by Buyer, all obligations of Embraer regarding the EMBRAER 170 LR Aircraft guarantees contained in this Performance Guarantee ***.

5. GUARANTEE COMPLIANCE

5.1 Compliance with the guarantees of *** shall be based on the conditions specified in these sections, the EMBRAER 170 LR Aircraft configuration contained in Exhibit 3 to this proposal and the guarantee conditions contained in Section 3 above.

5.2 Compliance with the *** shall be based on the FAA approved Airplane Flight Manual applicable to the EMBRAER 170 LR Aircraft.

5.3 Compliance with the *** shall be established by calculations based on the comparison mentioned in Section 4.1 above.

5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with the performance guarantee.

5.5 Compliance with the *** shall be based on information in the appropriate approved ***, or associated document or report.

6. EXCLUSIVE GUARANTEES

6.1 The only performance and weight guarantees applicable to the EMBRAER 170 LR Aircraft are those set forth in this document. The performance and weight guarantees set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

6.2 THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF EMBRAER, AND REMEDIES OF BUYER SET FORTH IN THIS PERFORMANCE AND WEIGHT GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACHIEVED PERFORMANCE.

6.3 The terms and conditions of this performance guarantee do not alter, modify or impair, in any way, the terms and conditions of the Aircraft Warranty Certificate contained in Attachment C to this proposal.

SCHEDULE "G"
PERFORMANCE GUARANTEE

***

SCHEDULE "G"
PERFORMANCE GUARANTEE

***

ATTACHMENT "G"
PERFORMANCE GUARANTEE

***

SCHEDULE "H"

***